Wound Management Technologies, Inc.

"The clinical results we have observed have validated the science behind the product. I would highly recommend CellerateRX® to any conscientious wound care provider."


CellerateRX
CellerateRX

Desmond P. Bell, Jr. DPM
President and Co-Founder
"Save A Leg, Save A Life" Foundation

1/04/2011

Safe Harbor Statement

Statements in this Presentation are made as of the date of this Presentation unless stated otherwise and are subject to change, completion, or amendment without notice. Neither the delivery of this Presentation at any time shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. Certain market and industry information contained in this Presentation was obtained from industry publications. Industry publications generally indicate that the information contained therein is from sources believed to be reliable, but this information has not been independently verified and no assurance can be given regarding the accuracy and completeness of such information.

In addition, this Presentation includes forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including, but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the Company. Under the Private Securities Litigation Reform Act of 1995, estimates of future performance reflect various assumptions made by the Company that management deemed to be reasonable, but which may or may not prove accurate, as well as the exercise of a substantial degree of judgment by management as to the scope and presentation of such information. No representations or warranties are made as to the accuracy of such statements or estimates of anticipated performance. Actual results and developments may differ materially from those contemplated by these statements depending on such factors as changes in general economic conditions and financial or equity markets, technological changes, and other business risk factors. The Company does not assume, and expressly disclaims, any obligation to update these forward-looking statements.

Investor Highlights

- Emerging commercial stage company positioned to move to cash flow positive & profitability in coming 12-24 months
- Rapid revenue growth projected led by FDA cleared CellerateRX® wound care products
  - Advanced wound care products market is $5B worldwide and growing
- Recent market and clinical validations for CellerateRX® products as clinically and cost effective with broad uses
- Competitive proprietary feature and performance advantages over other putative collagen-based products
  - Available in powder (95% collagen) and gel (65%) forms that don't need special handling (like refrigeration).
  - Active in all 4 phases of wound healing.
- Active development product pipeline

About Us

Wound Management
Technologies, Inc.

BIOTECH

Wound CARE
INNOVATIONS, LLC

RESORBABLE
ORTHOPEDIC PRODUCTS, LLC

BioPharma Management Technologies

eHEALTH

Secure eHealth LLC

WNDM

Wound Care Innovations, LLC

CellerateRX ACTIVATED COLLAGEN™ (CRXα™)

The CellerateRX® advantage is in the patented, Activated Collagen™ fragments (CRXα™) combined with the properties of the Type I, bovine-sourced, material.

CellerateRX ® provides the wound site with a form of collagen that is unique as it is ready to be used immediately by the body to jump-start wound repair, not just provide structure to the wound bed. Other forms of collagen in commercially available products require time (up to several weeks) for the body to prepare the collagen for use in the wound healing process.

Why CellerateRX?

- **CellerateRX® is available in powder and gel forms**
  - *It is a unique, patented, activated collagen that delivers immediate benefits to the wound*
- **Cost-effective**
  - *Both in product cost and in the cost of labor involved*
- **Biocompatible and biodegradable**
- **Unprecedented range of use in every wound phase and state**
- **Easy to use –** prepare the wound bed, apply product, cover it up. Re-apply as indicated – no need to remove from wound.
- **Reduces Pain**


ACTIVATED COLLAGEN

WNDM

CellerateRX® Regulatory Status

- **Reimbursed by Medicare Part B**
- **Regulated as a medical device**
  - *CellerateRX® does not require a prescription*
- **FDA cleared for all wounds* including:**

Pressure Ulcers (stage I – IV)	Diabetic Ulcers
Venous Stasis Ulcers	Traumatic Wounds
Surgical Wounds	1st & 2nd Degree Burns
Ulcers due to Arterial Insufficiency	Superficial Wounds (including skin tears)

**Except 3rd degree burns*

- **Certifications in process:**
  - ISO 9001:2008/13485:2003/CMDCAS and MDD(CE)
  - Anticipate CE mark in 1Q 2011

WNDM

Chronology of Wound Healing



CellerateRX's activated collagen fragments
(CRX_{α}) deliver the essential benefits of
collagen to the wound immediately
Macro environment
Micro environment
CellerateRX Gel/Powder protect the wound bed by the formation of an occlusive gelatinous biobarrier
CellerateRX's activated collagen is a biodegradable and biocompatible wound filler
1
2
3
4
Macrophages
Fibroblasts
Chronology of Wound Healing
Injury
The breakdown of skin during physical injury results in randomly fragmented collagen at the wound site
Debriding
Alerted by the trauma, neutrophils arrive to clean up the site, including decomposing the collagen
Collagen is essential to wound healing
Closure
Regeneration
Continued signaling by collagen fragments sustains the activities of macrophages and fibroblasts, allowing growth factors, enzymes, cytokines and other cells to produce granulation tissue
Recruitment
The collagen fragments signal the recruitment of essential cells into the wound bed, including macrophages and fibroblasts

CellerateRX® can be used in all phases of wound healing.

WNDM

Numerous Evidence Based Studies by Leading Clinicians

NEW CARDIOVASCULAR HORIZONS
New Orleans


The 6th Annual
High Risk Diabetic Foot
Conference
for VA Podiatrists and
Healthcare Professionals

SAWC SPRING
THE SYMPOSIUM ON ADVANCED WOUND CARE

- Dr. Gary Rothenberg, DPM, CDE, CWS (Miami VA)
- Dr. Jane Fore, MD, FAPWCA, FACCWS (Director Tri-State Wound Care and Hyperbaric Center, Clarkston, Washington
- Dr. Martin Newman, MD (Cleveland Clinic)

PODIATRY MANAGEMENT

Clinical Symposium on
Advances in SKIN & WOUND CARE

Cellular and Cytokine Interactions in Health and Disease
Lisbon, Portugal, October 17-21, 2009
ISICR
Society for Leukocyte Biology
2009 Annual Meeting of the Society for Leukocyte Biology, International Cytokine Society, & International Society for Interferon and Cytokine Research

- Gregory B. Pott PhD, K. Scott Beard MS, Matthew Regulski, DPM and Leland Shapiro MD Department of Medicine, (Denver Veterans Medical Center, Denver, CO, Department of Medicine, University of Colorado, Aurora, CO)
- Dr. Matthew Regulski, DPM Director, Wound Care Center of Ocean County NJ

Efficacy of CellerateRX®, Real World Examples

WNDM

"Activated Collagen: An evidence Based Study in Human Leg Ulcers", Dr. Matthew Regulski, Director, Wound Care Center of Ocean County, NJ

Results: All powder treated wounds were healed by 5 weeks. Control wounds were approximately 80% healed at 12 weeks.

"CellerateRX® (Activated Collagen) Skin Tear Study", Dr. Jane Fore, MD, Director Tri-State Wound Care and Hyperbaric Center, Clarkston, Washington

Conclusion: The technique employing activated collagen was very successful in saving the remaining very severe skin flaps which predominated in the treated group. A majority were resolved within a week, with just one treatment. Closure with the use of activated collagen increased the efficiency of healing. This controlled clinical evaluation indicated activated collagen is an effective therapeutic for the salvage of skin tears of all levels of severity.

Efficacy of CellerateRX®, Real World Examples, Continued

"Activated Collagen Accelerates Wound Repair and Modulates Cytokine Production in Whole Blood and PBMC Cultures" Dr. Gregory Pott, Dr. K. Scott Beard, Dr. Matthew Regulski, Dr. Leland Shapiro, Department of Medicine, Denver Veterans Medical Center, Denver, CO, Department of Medicine, University of Colorado, Aurora, CO

Results: Clinical wound healing: Treatment of diabetic ulcers with CellerateRX and standard therapy significantly accelerated wound healing compared to standard therapy alone, Whole Blood Culture Cytokines: CellerateRX significantly increased spontaneous cytokines which are important for the acute response to injury and bacterial infection. CellerateRX inhibited stimulated TNFά…excess TNFά is potentially damaging to surrounding healthy tissue and need to be controlled.

Sales Team in Place

- **Poised for Growth:** having completed evidence-based studies , Wound Management developed its sales channel plan and engaged sales and marketing executives in April 2010.
- **Growth from:**
  - Growing brand recognition
  - New direct reps in Florida and Texas
  - Management of independent rep channel
  - Channel partners (wound care centers, nursing homes, etc.)
  - International distribution agreements

Major Deals & Opportunities Forecast, over 50 relationships in process (2011)

WNDM

- TV / Retail Distributors: @$2.5M+ in 2011
  - Kick off mid-January 2011
- Government Initiatives: @$1M+ in 2011
  - Announcements 3rd Q; GMP meeting 12/14
  - EWA
  - 10 VHA hospitals now use CellerateRX
- Major Wholesalers: @250k+ in 2011
- Accounts from Team (6): >$1M in 2011
- Major healthcare systems (10+ in progress): @$1M+
- International: @$500k+ in 2011



MITHRA RESEARCH

"Taming the Divine Bull"

Independent Research published July 28, 2010

We are of the opinion that CellerateRX® ought to be standard issue in every hospital, emergency rooms, every soldier's field kit; it should be in the medical supplies of schools and Universities; every student's back pack, and every mother's purse. Wound Management Technologies, as a company entering the commercialization stage, has wisely targeted the largest markets where superior wound treatment is urgently needed and existing commercially available products have faced their biggest challenges and are, in many cases, failing: Diabetic Wound Care and Long Term Care.

Biotech Pipeline

RESORBABLE ORTHOPEDIC PRODUCTS, LLC

Resorbable Bone Wax & Bone Void Filler products

- $1.4B Worldwide Bio Materials Market
- Resorbable orthopedic hemostat used to stop blood flow & delivery system for osteogenic / osteoinductive orthopedic products
- Less than $100k to finalize products to market, filing of 510ks (1Q 2011)
- Assets acquired in Sept. 2009
- US Patent issued in July 2006 (7,074,425)

Secure eHealth LLC

- Secure eHealth technology to be featured as part of the Interoperability Showcase at …

HIMSS11 ANNUAL CONFERENCE & EXHIBITION

February 20th – 24th - Orlando, FL

- Will demonstrate the systems ability to securely transport clinical documentation as part of a fully integrated solution with multiple partners
- In conjunction with lead technology partner …

GSI Health

Stock Overview

Wound Management Technology, Inc. (WNDM) is a rapidly growing provider of advanced biotechnology products and eHealth technology solutions.

Symbol:	WNDM
Exchange:	OTC
Shares Outstanding:	37,661,225 (3Q 2010)
Estimated Float:	3.3M
Last Trade:	$0.40 (1/04/2011)
Market capitalization:	$15.06M (1/04/2011)
Fiscal Year:	December 31

Financial Highlights & Projections


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
-1,000,000
-2,000,000
-3,000,000
Revenue
Net Income

	2009	2010e	2011e
Revenue	288,021	900,000	6,000,000
Net Income	(2,302,527)	(2,200,000)*	1,400,000

*Without non-operational costs

18 Month Value Growth Milestones

- Targeted to be cash flow positive & profitable
- US Market rollout of CellerateRX® in retail, healthcare, and US government system markets
  - Direct to consumer sales to the retail channels (TV and Internet) will be substantial and will help promote product awareness
  - At least 3 major US healthcare systems or entities will have CellerateRX® on formulary
  - Substantial sales to US Government agencies
- At least 2 major distributors will be actively selling products outside of the USA
- WNDM's Resorbable Bone Wax products will be approved and in the market
- Move to Nasdaq or AMEX exchange

Wound Management
TECHNOLOGIES, INC.

777 Main Street, Suite 3100
Fort Worth, Texas 76102
USA

+1 (817) 820-7080

www.wmgtech.com
www.CellerateRX.com

Deborah Jenkins Hutchinson
djenkins@wmgtech.com

WNDM

Management

- **Scott Haire, Chairman/CEO/CFO**, has extensive management experience including experience in the healthcare and technology sectors. Prior to Wound Management, he was President of Preferred Payment Systems and CEO of Medbanc Data Corporation.
- **Deborah Jenkins Hutchinson, President, Director** has over 30 years of experience in both healthcare and technology sectors with a successful track record of taking early stage companies from concept to sales. Among these, she is the past President of Healthcare Computer Corporation, past President of pH Solutions, Ltd., and served on numerous health industry boards and committees including the Intel Health Advisory Board and the Health Industry Business Communications Council Board (HIBCC). She is presently a director and advisor for Private Access, Inc.
- **Ronald Mathis, Sr. VP/Marketing & Sales.** Ron brings over 30 years of marketing & sales experience in medical devices, software systems, and pharmaceutical manufacturing. He was CEO of Medical Authorized Representative Inc., Sr. VP at BSI Management Systems, and VP Marketing & Sales at Intertek.

Management, continued

- **Cathy Bradshaw, President**, Wound Care Innovations, LLC Division. Cathy has over 25 years of healthcare management experience in homecare, pharmacy & infusion services, long term care, and DME, including serving as SE Regional VP at Ivonyx, Inc. (home infusion) and Sr. VP of Managed Care/Contracting at Flag Ship Home Health in Florida.
- **Robert Tapales, President** of Secure eHealth, LLC Division. Robert has over 20 years in health management experience having previously served as EVP and COO for several healthcare technology companies, and most recently as EVP for VirtualHealth Technologies, Inc.
- **Barry Constantine, Project Consultant, Quality Manager.** Barry has extensive background in wound care science and product development, worldwide business development, surgical procedures and hemostasis product development. He has authored / co-authored a number of scientific articles in wound healing and is the recipient of several US patents. He has worked for Johnson & Johnson's Research Foundation and Skin Biology Exploratory Research; Sherwood Medical Inc.; Convatec BristolMyers Squibb; and as Director of Product Development for Integra LifeSciences.